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                                                                 Exhibit 10.37

                        DEPOSIT GUARANTY NATIONAL BANK
                              JACKSON, MISSISSIPPI
                               PROMISSORY NOTE

                                  --------------------------------------------
                                         Borrower Number     Note Number
                                   -------------------------------------------
                                       1156611             0535401
                                   -------------------------------------------

American Artists Film Corporation
---------------------------------

_________________________________
Borrower Name(s)
                                    Amount of Note         Loan Type
#10 Lakeland Circle                 $75,000.00             223
---------------------------------   -----------------      --------
Address

Jackson, MS                            Date of Note     Date Due      Term Days
---------------------------------
City        State                    Nov.  21,  1996   May  20, 1997  180
                                     ----------------  -------------- ----------
39216
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Zip Code

     180 days             after date, the undersigned (jointly and severally, if
     --------------------
more than one) hereinafter called Maker, promises to pay to DEPOSIT GUARANTY NATIONAL BANK, Jackson, Mississippi, or order, payable at Main Office or any
Branch Seventy Five Thousand And 00/100                             Dollars with
       -------------------------------------------------------------
interest thereon from date until paid at the per annum rate of: 8.75%
                                                               --------

This note is payable in monthly installments of $3000.00 INCLUDING INTEREST beginning Dec. 10, 1996 and on the 10th day of each succeeding month with the remaining unpaid principal plus accrued interest due and payable at maturity. Failure to pay any installment as and when due shall, at the option of the holder, mature the entire indebtedness.

In the event any installment payment of principal and /or interest is more than fifteen (15) days past due, Maker promises to pay a late payment charge of $5.00 or four (4%) percent of the amount of the delinquancy, whichever is greater.
On loans of $100,000.00 or less having a stated maturity of five years or less, the late payment charge shall not exceed $50.00.

At its option, and at one or more times, Bank may, but shall have no obligation to, debit any deposit account of any Obligor with Bank for all or any part of any sums then due and payable to Bank hereunder.


     Maker has Pledged to Bank as collateral for payment of this and any and all other liabilities, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising (all hereinafter called "obligation"), the following property listed below, hereinafter called
Collateral:

     UNSECURED



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Name of Borrower: AMERICAN ARTISTS FILM CORPORATION

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Borrower Number: 1156611                Note Number: 0535401

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     Any pledge or transferee of this note and the Collateral shall have all rights of Bank hereunder and Bank shall thereafter be relieved from any liability with respect to any Collateral so pledged or delivered.

     Maker will at all times keep the collateral insured at all times against all insurable hazards in amounts equal to the full cash value of the collateral. Such insurance shall be with insurance carriers which are qualified to do business in Mississippi and in good standing with the Mississippi Department of Insurance, and shall provide for payment of all losses thereunder to Bank as its interest may appear, and, if required, Maker will deposit the policies of insurance with Bank. Any money received by Bank under said policies may be applied to the payment of the indebtedness secured hereby with such payment applied first to interest, then to principal and any other charges, whether or not due and payable, or at Bank's option, may be delivered by Bank to Maker for the purpose of repairing or restoring the collateral. Maker hereby assigns to Bank all rights to receive proceeds of insurance not exceeding the amount of Maker's indebtedness to bank, direct any insurer to pay all proceeds directly to Bank, and appoints Bank as its attorney-in-fact to endorse any draft or check made payable to Maker in order to collect the benefit of any such insurance. Prior to the expiration or cancellation date of Maker's insurance policy on the collateral, Maker shall provide Bank with a renewal or replacement policy having an effective date the same as the expiration or cancellation date on Maker's prior policy and meeting the same requirements as stated hereinabove.

     If Maker fails to keep the collateral insured as required by Bank, such failure shall be a default under the terms and conditions of this note. In addition, Bank may, at its option, and in addition to any other rights and remedies the Bank may have under this note or any other agreement with Maker, purchase insurance at Maker's expense to protect Bank's interest continuously retroactive to the date of expiration or cancellation of Maker's policy for Maker's failure to keep the collateral insured. If Bank chooses to purchase insurance upon Maker's failure to keep the collateral insured, Bank will notify Maker about the types and amounts of the coverages at the time Bank purchases such insurance. In addition, the insurance that the Bank purchases likely will not provide all of the insurance coverage which Maker might normally obtain on its own, such as liability coverage or coverage for any equity which Maker may have in the collateral. Also, the deductibles may not be the same as the deductibles contained in a policy which Maker might normally obtain on its own.

     The insurance the Bank purchases likely will not be purchased through the same carrier and/or agent from which Maker might have previously purchased insurance on the collateral, and in most cases, the cost of the insurance will be significantly higher than the insurance which Maker might obtain on its own. If Bank pays for insurance, such payment shall be secured by the collateral, and shall bear interest at the ANNUAL PERCENTAGE RATE set forth in Maker's Note and/or Loan Agreement. Maker agrees to reimburse Bank on demand for any such payment, plus accrued interest, or otherwise to pay said sums in any manner of installments required by Bank. Maker authorizes Bank to forward any information which Bank deems necessary to third parties performing services incidental to Bank's rights and duties under this Note and any Security Agreement with Maker, including but not limited to, insurance monitoring and placement services.

     Even if Bank purchases insurance on the collateral as set out hereinabove, Maker has the right to purchase the required insurance from an agent or company of Maker's choice at any time and provide the insurance policy to Bank. Upon receipt of such policy, Bank will have the insurance cancelled for any period during which Maker has the required insurance in force and any refund will be made to Maker's account.

     Maker shall take all necessary steps to preserve rights against prior parties to instruments or chattel paper constituting Collateral and shall be responsible generally for its preservation. If the Collateral shall at any time become unsatisfactory to Bank, Maker shall within twenty-four hours after demand, pledge as part of the Collateral additional property which is satisfactory to bank.

     Upon the happening of any of the following events, each of which shall constitute a default hereunder, all liabilities of each Maker to Bank shall become immediately due and guarantor of this note) to perform any agreement hereunder or pay any obligation secured hereby when due, including without limitation, failure to obtain or maintain any required insurance on the collateral pledged to secured this note; (2) death of any Obligor; (3) filing of any petition in bankruptcy by or against any Obligor; (4) application for appointment of a receiver for, making of a general assignment for the benefit of creditors by, or insolvency of any Obligor, or (5) determination by any officer of Bank that a material adverse change has occurred in the financial condition of any Obligor. Upon occurrence of any such event or at any time thereafter, Bank shall have the remedies of a secured party under Uniform Commercial Code of Mississippi. Any notice of sale or other intended disposition of the Collateral sent to Maker at least five days prior to such action shall constitute reasonable notice to Maker. Bank may waive any default before or after the same has been declared without impairing its rights to declare a subsequent default hereunder, this right being a continuing one.

     In addition, if Maker is in default under this Note, and Maker has purchased credit life insurance and/or credit disability insurance in connection with this Note, then Bank may, at its option, and notwithstanding the terms of the policy(ies) and/or certificates(s) governing such insurance, cancel such insurance and credit any unearned premium(s) to your outstanding balance under this Note.

     Any renewals, extensions and/or modifications of this Note may not extend the expiration date of the credit life insurance and/or the credit disability insurance written in connection with this Note. You should refer to your credit life/credit disability policy and/or certificate to determine the expiration date of such insurance.

     This note, or any renewal thereof, may be extended without notice and with out affecting the liability of any Obligor or any Collateral. The Bank may at its discretion surrender any Collateral without affecting the liability of any Obligor.

     Bank is hereby given a lien upon and a security interest in any moneys or property, including any deposits, at any time in possession of Bank belonging to each Obligor, all of which shall be treated as security for payment of this note. Bank may, at its option in event of default, set off such moneys, property or deposits against this note or any other obligation of Maker.

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Name of Borrower: AMERICAN ARTISTS FILM CORPORATION

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Borrower Number: 1156611                Note Number: 0535401

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     All Obligors waive protest of this note. If this not is paid when due, all
Obligors agree to pay all costs and expenses of collection, including reasonable attorney's fee and legal expenses, all of which are secured by the Collateral. Bank shall in no event be liable to any party hereto for failure to this note, in whole or in part.

     Any demand upon or notice to Marker shall be sufficiently served for all purpose if personally delivered or placed in the mail addressed to the address shown below or such other address as may be shown on the Bank's records.

     In the event that interest on this note is less than $10.00, Maker agrees to pay a charge of $10.00 in lieu of interest.


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NOTICE TO COSIGNER

(1) YOU ARE BEING ASKED TO GUARANTEE THIS DEBT. THINK CAREFULLY BEFORE YOU DO. IF THE MAKER (BORROWER) DOES NOT PAY THE DEBT, YOU WILL HAVE TO. BE SURE YOU CAN AFFORD TO PAY IF YOU HAVE TO, AND THAT YOU WANT TO ACCEPT THIS RESPONSIBILITY.

(2) YOU MAY HAVE TO PAY UP TO THE FULL AMOUNT OF THE DEBT IF THE MAKER (BORROWER) DOES NOT PAY. YOU MAY ALSO HAVE TO PAY LATE FEES OR COLLECTION COSTS, WHICH INCREASE THIS AMOUNT.

(3) THE BANK CAN COLLECT THIS DEBT FROM YOU WITHOUT FIRST TRYING TO COLLECT FROM THE MAKER (BORROWER). THE BANK CAN USE THE SAME COLLECTION METHODS AGAINST YOU THAT CAN BE USED AGAINST THE MAKER (BORROWER), SUCH AS SUING YOU, GARNISHING YOUR WAGES, ETC. IF THIS DEBT IS EVER IN DEFAULT, THAT FACT MAY BECOME A PART OF YOUR CREDIT RECORD.

(4)  THIS NOTICE IS NOT THE CONTRACT THAT MAKES YOU LIABLE FOR THE DEBT.

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                                        AMERICAN ARTISTS FILM CORPORATION

          Endorser or Co-Signer No.
                                       /s/ Glen C. Warren, M.D.
                                   By:------------------------------------------
                                       Glen C. Warren, M.D., BOARD MEMBER


                                       /s/ Steven D. Brown, C.E.O
                                   By:------------------------------------------
                                       Steven D. Brown, C.E.O


                                       /s/ J. Eric Van Attn, Vice Pres.
                                   By:------------------------------------------
                                       J. Eric Van Atta, Vice Pres

                                      __________________________________________

                                      __________________________________________

                                      __________________________________________

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                      Approved by          New or Renewal
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              Initials           Number
              LOS/ASG             233      R
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